                      DIRECTORS' INDEMNIFICATION AGREEMENT


     THIS AGREEMENT, is made and entered into November 28, 1995 between Burnham Pacific Properties, Inc., a California corporation ("Corporation"), and ________________________ ("Director").

                                    RECITALS


     WHEREAS, member of the Board of Directors of Corporation, performs a valuable service in such capacity for Corporation, and

     WHEREAS, the Articles of Incorporation and Bylaws of Corporation authorize and permit contracts between Corporation and the members of its Board of Directors and officers with respect to indemnification of such directors and officers; and

     WHEREAS, in accordance with the authorization provided by the California General Corporation Law, as amended ("Code"), Corporation may purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of service as directors and officers of Corporation; and

     WHEREAS, Corporation has determined that, after reviewing the terms, scope and availability of D&O Insurance, there exists general uncertainty as to the extent and overall desirability of protection afforded members of the Board of Directors and Officers by such D&O Insurance, if any, and by Statutory and Bylaw indemnification provisions; and

     WHEREAS, in order to induce Director to continue to serve as a Director of Corporation, free from undue concern for the risks and potential liabilities associated with such services, Corporation has determined and agreed to enter into this contract with Director,

                                    AGREEMENT

     NOW, THEREFORE, in consideration of Director's continued service as a Director after the date hereof, the parties hereto agree as follows:

     1. INDEMNITY OF DIRECTOR. Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized by the provisions of the Code, as it may be amended from time to time.

     2.   ADDITIONAL INDEMNITY.  Subject only to the limitations set forth in
Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director:

          (a) against any and all expenses (including attorneys', accountants', and other professionals' fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonable incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party or is threatened to be made a party, or is otherwise involved, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, by reason of any action taken by him or inaction on his part while acting as such, or by reason of the fact that Director is or was serving or at any time serves at the request of corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          (b) otherwise to the fullest extent as may be provided to Director by Corporation under the indemnification non-exclusivity provision of the Articles of Incorporation and Bylaws of Corporation and the Code.

     3.   LIMITATION ON ADDITIONAL INDEMNITY.

          (a)  No indemnity pursuant to Section 2 hereof shall be paid by
     Corporation:

               (i) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Director is indemnified pursuant to Section 1 hereof or pursuant to any D&O Insurance purchased and maintained by Corporation;

               (ii) in respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

               (iii) on account of any suit in which judgment is rendered against or a settlement is agreed to by Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

               (iv) on account of Director's acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

               (v) on account of any proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by Director unless such proceeding was authorized by the Board of Directors of Corporation; or

               (vi) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

          (b) In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnity pursuant to Section 2 hereof in an action by or in the right of Corporation shall be paid by Corporation for any of the following:

               (i) on account of acts or omissions that Director believes to be contrary to the best interests of Corporation or its shareholders or that involve the absence of good faith on the part of Director;

               (ii) with respect to any transaction from which Director derived an improper personal benefit;

               (iii) on account of acts or omissions that show a reckless disregard for Director's duty to Corporation or its shareholders in circumstances in which Director was aware, or should have been aware, in the ordinary course of performing a Director's duties, of a risk of serious injury to Corporation or its shareholders;

               (iv) on account of acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Director's duty to Corporation or its shareholders;

               (v) to the extent prohibited by Section 310 of the Code, "Transactions Between Corporations and Directors or Corporations Having Interrelated Directors";

               (vi) to the extent prohibited by Section 316 of the Code, "Directors' Liability for Distributions, Loans and Guarantees";

               (vii) in respect of any claim, issue or matter as to which Director shall have been adjudged to be liable to Corporation in the performance of Director's duty to Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Director is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

               (viii) of amounts paid in settling or otherwise disposing of a pending action without court approval; and

               (ix) of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Director for any reason other than those set forth in Section 3 (excluding subsections 3(b) (vii) and (ix)), then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is or is alleged to be jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including professional fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative faults of Corporation on the one hand and of Director on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other shall be determined by reference to, among, other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was at any time serving Corporation or any such other entity in any capacity referred to herein.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Director of notice of the threat or commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the threat or commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the threat or commencement thereof:

          (a) Corporation will be entitled to participate therein at its own expense;

          (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Director. After notice from Corporation to Director of its election to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such action, suit, or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above;

          (c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation nor Director will unreasonably withhold its consent to any proposed settlement; and

          (d) Director shall provide Corporation with such information and cooperation in the defense of such proceeding as Corporation may reasonably request and as shall be within Director's power.

     7.   ADVANCEMENT AND REPAYMENT OF EXPENSES.

          (a) Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including professional fees and disbursements) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses.

          (b) Director hereby undertakes to repay such advances to the extent it is ultimately determined that Director is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Director to repay shall not be a factor. Notwithstanding the foregoing Section 7(a), in a proceeding brought by Corporation directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), Corporation shall not be required to make the advances called for hereby if a majority of the disinterested directors determine that it does not appear that Director has met the standards of conduct which made it permissible under applicable law to indemnify Director and the advancement of expenses would not be in the best interests of Corporation and its shareholders.

     8.   ENFORCEMENT.

          (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a Director of Corporation, and acknowledges that Director is relying upon this Agreement in continuing in such capacity. Notwithstanding the foregoing, Director shall have no right or obligation hereunder (although such right or obligation may exist pursuant to another agreement) to continue as an Director of Corporation for any particular period of time after the date hereof.

          (b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, corporation shall reimburse Director for all of Director's reasonable professional fees and disbursements in bringing and pursuing such action.

     9. PARTIAL INDEMNIFICATION. If Director is entitled under any provision of this Agreement to indemnification or advancement by Corporation of some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by Director in the investigation, defense, settlement or appeal of a proceeding, but is not entitled to indemnification or advancement or the total amount thereof, Corporation shall nevertheless indemnify or pay advancements to Director for the portion of such expenses or liabilities to which Director is entitled.

     10. NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 6 hereof, Corporation has D&O Insurance in effect, Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Director, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     11. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable to any extent for any reasons, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and the affected provision shall be construed and enforced so as to effectuate the parties intent to the maximum extent possible.

     12. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of California.

     13. BINDING EFFECT. This Agreement establishes contractual rights that shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

     14.  NON-EXCLUSIVITY.

          (a) The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that Director may have under any provision of law, Corporation's Articles of Incorporation or Bylaws, the vote of Corporation's shareholders or disinterested directors, other agreements or otherwise, both as to action in Director's official capacity and action in another capacity while occupying his position as Director; provided, however, that this Agreement shall be deemed to supersede the Directors' Indemnification Agreement dated ___________________, between Director and Corporation.

          (b) In the event of any changes, after the date of this Agreement, in any applicable law, statute or rule which expand the right of a California corporation to indemnify its directors and officers, Director's rights and Corporation's obligations under this Agreement shall be expanded to the fullest extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, which narrow the right of a California corporation to indemnify a director and officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     15. AMENDMENT AND TERMINATION. No amendment, modification, waiver, termination or cancellation of this Agreement shall be effective for any purpose unless set forth in a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                   BURNHAM PACIFIC PROPERTIES, INC.
                                   a California corporation

                                   By:
                                      ------------------------------------------
                                        J. David Martin
                                        President



                                      ------------------------------------------

                       OFFICERS' INDEMNIFICATION AGREEMENT


     THIS AGREEMENT, is made and entered into November 28, 1995 between Burnham Pacific Properties, Inc., a California corporation ("Corporation"), and _____________________ ("Officer").

                                    RECITALS


     WHEREAS, Officer, an employee (or member of the Board of Directors) of Corporation, performs a valuable service in such capacity for Corporation, and

     WHEREAS, the Articles of Incorporation and Bylaws of Corporation authorize and permit contracts between Corporation and the members of its Board of Directors and officers with respect to indemnification of such directors and officers; and

     WHEREAS, in accordance with the authorization provided by the California General Corporation Law, as amended ("Code"), Corporation may purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of service as directors and officers of Corporation; and

     WHEREAS, Corporation has determined that, after reviewing the terms, scope and availability of D&O Insurance, there exists general uncertainty as to the extent and overall desirability of protection afforded members of the Board of Directors and Officers by such D&O Insurance, if any, and by Statutory and Bylaw indemnification provisions; and

     WHEREAS, in order to induce Officer to continue to serve as an Officer of Corporation, free from undue concern for the risks and potential liabilities associated with such services, Corporation has determined and agreed to enter into this contract with Officer,

                                    AGREEMENT

     NOW, THEREFORE, in consideration of Officer's continued service as an Officer after the date hereof, the parties hereto agree as follows:

     1. INDEMNITY OF OFFICER. Corporation hereby agrees to hold harmless and indemnify Officer to the fullest extent authorized by the provisions of the Code, as it may be amended from time to time.

     2.   ADDITIONAL INDEMNITY.  Subject only to the limitations set forth in
Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Officer:

          (a) against any and all expenses (including attorneys', accountants', and other professionals' fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonable incurred by Officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Officer is, was or at any time becomes a party or is threatened to be made a party, or is otherwise involved, by reason of the fact that Officer is, was or at any time becomes a director, officer, employee or agent of Corporation, by reason of any action taken by him or inaction on his part while acting as such, or by reason of the fact that Officer is or was serving or at any time serves at the request of corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          (b) otherwise to the fullest extent as may be provided to Officer by Corporation under the indemnification non-exclusivity provision of the Articles of Incorporation and Bylaws of Corporation and the Code.

     3.   LIMITATION ON ADDITIONAL INDEMNITY.

          (a)  No indemnity pursuant to Section 2 hereof shall be paid by
     Corporation:

               (i) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Officer is indemnified pursuant to Section 1 hereof or pursuant to any D&O Insurance purchased and maintained by Corporation;

               (ii) in respect to remuneration paid to Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

               (iii) on account of any suit in which judgment is rendered against or a settlement is agreed to by Officer for an accounting of profits made from the purchase or sale by Officer of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

               (iv) on account of Officer's acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

               (v) on account of any proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by Officer unless such proceeding was authorized by the Board of Directors of Corporation; or

               (vi) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

          (b) In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnity pursuant to Section 2 hereof in an action by or in the right of Corporation shall be paid by Corporation for any of the following:

               (i) on account of acts or omissions that Officer believes to be contrary to the best interests of Corporation or its shareholders or that involve the absence of good faith on the part of Officer;

               (ii) with respect to any transaction from which Officer derived an improper personal benefit;

               (iii) on account of acts or omissions that show a reckless disregard for Officer's duty to Corporation or its shareholders in circumstances in which Officer was aware, or should have been aware, in the ordinary course of performing an Officer's duties, of a risk of serious injury to Corporation or its shareholders;

               (iv) on account of acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Officer's duty to Corporation or its shareholders;

               (v) to the extent prohibited by Section 310 of the Code, "Transactions Between Corporations and Directors or Corporations Having Interrelated Directors";

               (vi) to the extent prohibited by Section 316 of the Code, "Directors' Liability for Distributions, Loans and Guarantees";

               (vii) in respect of any claim, issue or matter as to which Officer shall have been adjudged to be liable to Corporation in the performance of Officer's duty to Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Officer is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

               (viii) of amounts paid in settling or otherwise disposing of a pending action without court approval; and

               (ix) of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Officer for any reason other than those set forth in Section 3 (excluding subsections 3(b) (vii) and (ix)), then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is or is alleged to be jointly liable with Officer (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including professional fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Officer in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Officer on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative faults of Corporation on the one hand and of Officer on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Officer on the other shall be determined by reference to, among, other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of Corporation contained herein shall continue during the period Officer is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Officer was at any time serving Corporation or any such other entity in any capacity referred to herein.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Officer of notice of the threat or commencement of any action, suit or proceeding, Officer will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the threat or commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Officer notifies Corporation of the threat or commencement thereof:

          (a) Corporation will be entitled to participate therein at its own expense;

          (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Officer. After notice from Corporation to Officer of its election to assume the defense thereof, Corporation will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ its counsel in such action, suit, or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by Corporation, (ii) Officer shall have reasonably concluded that there may be a conflict of interest between Corporation and Officer in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Officer shall have made the conclusion provided for in (ii) above;

          (c) Corporation shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Officer without Officer's written consent. Neither Corporation nor Officer will unreasonably withhold its consent to any proposed settlement; and

          (d) Officer shall provide Corporation with such information and cooperation in the defense of such proceeding as Corporation may reasonably request and as shall be within Officer's power.

          7.   ADVANCEMENT AND REPAYMENT OF EXPENSES.

          (a) Corporation shall advance to Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including professional fees and disbursements) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Officer for such expenses.

          (b) Officer hereby undertakes to repay such advances to the extent it is ultimately determined that Officer is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Officer to repay shall not be a factor. Notwithstanding the foregoing
     Section 7(a), in a proceeding brought by Corporation directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), Corporation shall not be required to make the advances called for hereby if a majority of the disinterested directors determine that it does not appear that Officer has met the standards of conduct which made it permissible under applicable law to indemnify Officer and the advancement of expenses would not be in the best interests of Corporation and its shareholders.

     8.   ENFORCEMENT.

          (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Officer to continue as an Officer of Corporation, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity. Notwithstanding the foregoing, Officer shall have no right or obligation hereunder (although such right or obligation may exist pursuant to another agreement) to continue as an Officer of Corporation for any particular period of time after the date hereof.

          (b) In the event Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, corporation shall reimburse Officer for all of Officer's reasonable professional fees and disbursements in bringing and pursuing such action.

     9. PARTIAL INDEMNIFICATION. If Officer is entitled under any provision of this Agreement to indemnification or advancement by Corporation of some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by Officer in the investigation, defense, settlement or appeal of a proceeding, but is not entitled to indemnification or advancement or the total amount thereof, Corporation shall nevertheless indemnify or pay advancements to Officer for the portion of such expenses or liabilities to which Officer is entitled.

     10. NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 6 hereof, Corporation has D&O Insurance in effect, Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Officer, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     11. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable to any extent for any reasons, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and the affected provision shall be construed and enforced so as to effectuate the parties intent to the maximum extent possible.

     12. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of California.

     13. BINDING EFFECT. This Agreement establishes contractual rights that shall be binding upon Officer and upon Corporation, its successors and assigns, and shall inure to the benefit of Officer, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

     14.  NON-EXCLUSIVITY.

          (a) The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that Officer may have under any provision of law, Corporation's Articles of Incorporation or Bylaws, the vote of Corporation's shareholders or disinterested directors, other agreements or otherwise, both as to action in Officer's official capacity and action in another capacity while occupying his position as Officer; provided, however, that this Agreement shall be deemed to supersede the Officers' Indemnification Agreement dated ___________________, between Officer and Corporation.

          (b) In the event of any changes, after the date of this Agreement, in any applicable law, statute or rule which expand the right of a California corporation to indemnify its directors and officers, Officer's rights and Corporation's obligations under


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

     this Agreement shall be expanded to the fullest extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, which narrow the right of a California corporation to indemnify a director and officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     15. AMENDMENT AND TERMINATION. No amendment, modification, waiver, termination or cancellation of this Agreement shall be effective for any purpose unless set forth in a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                   BURNHAM PACIFIC PROPERTIES, INC.
                                   a California corporation

                                   By:
                                      ------------------------------------------
                                        J. David Martin
                                        President




                                      ------------------------------------------


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